UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (date of earliest event reported): January 1, 2005


                                   NEXEN INC.
             (Exact name of registrant as specified in its charter)


                                     CANADA
--------------------------------------------------------------------------------
                 (State or other jurisdiction of incorporation)


                  1-6702                                 98-6000202
--------------------------------------------------------------------------------
         (Commission File Number)             (IRS Employer Identification No.)



                              801 - 7TH AVENUE S.W.
                        CALGARY, ALBERTA, CANADA T2P 3P7
--------------------------------------------------------------------------------
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (403) 699-4000
--------------------------------------------------------------------------------
                                 NOT APPLICABLE

          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03.        AMENDMENT OF ARTICLES OF INCORPORATION.

         On January 5, 2005, Nexen Inc. received a Certificate of Amalgamation dated January 1, 2005 ("Certificate") and subsequently received Amended Articles of Amalgamation dated January 13, 2005 ("Articles"). The Certificate and Articles were filed to affect an amalgamation of Nexen Inc.'s wholly-owned subsidiary Nexen Canada Ltd. with Nexen Inc. and provide that the existing Articles of Nexen Inc. would continue as the Articles of the continuing corporation. The Certificate and Articles are attached hereto as Exhibits 1 and 2, respectively, and are incorporated by reference into this item.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: February 4, 2005

                                                 NEXEN INC.

                                                 By: /s/ Sylvia L. Groves
                                                     ------------------------
                                                 Name:   Sylvia L. Groves
                                                 Title:  Assistant Secretary

                                                                       EXHIBIT 1
                                                                       ---------


[GRAPHIC OMITTED] Industry Canada                  Industrie Canada


CERTIFICATE OF                                       CERTIFICAT
AMALGAMATION                                         DE FUSION
CANADA BUSINESS                                      LOI CANADIENNE SUR
CORPORATIONS ACT                                     LES SOCIETES PAR ACTIONS
--------------------------------------------------------------------------------------------------------


NEXEN INC.                                                                 427706-6


---------------------------------------------------  ----------------------------------------------------


Name of corporation-Denomination de la societe       Corporation number-Numero de la societe



I hereby certify that the above-named corporation    Je certifie que la societe susmentionnee est issue
resulted from an amalgamation, under section 185 of  d'une fusion, en vertu de l'article 185 de la LOI
the CANADA BUSINESS CORPORATIONS ACT, of the         CANADIENNE SUR LES SOCIETES PAR ACTIONS, des
corporations set out in the attached articles of     societes dont les denominations apparaissent dans
amalgamation.                                        les statuts de fusion ci-joints.



    /s/                                                       JANUARY 1, 2005 / LE 1 JANVIER 2005

        Director - Directeur                                 Date of Amalgamation - Date de fusion
--------------------------------------------------------------------------------------------------------

[GRAPHIC OMITTED]CANADA

                                                                       EXHIBIT 2
                                                                       ---------

[GRAPHIC
OMITTED]  Industry Canada     Industrie Canada         FORM 9 - AMENDED              FORMULAIRE 9
                                                  ARTICLES OF AMALGAMATION         STATUTS DE FUSION
          Canada Business     Loi canadienne            (Section 185)              (ARTICLE 185)
          Corporation Act     sur les societes
                              par actions
----------------------------------------------------------------------------------------------------------
1 - Name of Corporation                           Denomination sociale de la societe issue de la fusion

NEXEN INC.

----------------------------------------------------------------------------------------------------------
2 - The province or territory in Canada where     La province ou le territoire au Canada
    the registered office is to be situated       se situere le siege social

Alberta

----------------------------------------------------------------------------------------------------------
3 - The classes and the maximum number of         Categories et le nombre maxim al d'actions
    shares that the corporation is authorized     que la societe est autorisee acmettre
    to issue

The attached Schedule "A" is incorporated into these Articles. The authorized share capital of the Corporation consists of an unlimited number of common shares and an unlimited number of class A preferred shares, issuable in series.

----------------------------------------------------------------------------------------------------------
4 - Restrictions, if any, on share transfers      Restrictions sur le transfert des actions, s'il y a lieu

None.

----------------------------------------------------------------------------------------------------------
5 - Number (or minimum and maximum number)        Nombre (ou nombre minimal et maximal) d'administrateurs
    of directors

A minimum of 3 and a maximum of 15 directors, and the number within such range shall be determined from time to time by the board of directors.

----------------------------------------------------------------------------------------------------------
6 - Restrictions, if any, on business the         Limites imposees a l'activite commerciale
    corporation may carry on                      de la societe, s'il y a lieu

None.

----------------------------------------------------------------------------------------------------------
7 - Other provisions, if any                      Autres dispositions, s'il y a lieu

The directors of the Corporation may appoint 1 or more additional directors who shall hold office for a term expiring not later than the close of the next annual meeting of the shareholders of the Corporation. The total number of directors so appointed shall not exceed 1/3 of the number of directors elected at the previous annual meeting of shareholders, provided that the total number of directors of the Corporation shall not exceed the maximum number stated in the articles of the Corporation.

----------------------------------------------------------------------------------------------------------
8 - The amalgamation has been approved pursuant   La fusion a ete approuvee en accord avec
    to that section or subsection of the Act      l'article ou le paragraphe de la Loi
    which is indicated as follows.                indique ci-apres

                                   [_] 183
                                   [X] 184(1)
                                   [_] 184(2)
----------------------------------------------------------------------------------------------------------
9 - Name of the     Corporation No.       Signature          Date             Title          Tel No.
    amalgamating    N(Degree).                                                Titre         N(Degree)
    corporations    de la societe                                                            de tel
    Denomination
    social des
    societes
    fusionnates
----------------------------------------------------------------------------------------------------------
Nexen Inc.          161345-6          /s/               13-01-05          Assistant      (403)
                                                                          Secretary      699-5291
----------------------------------------------------------------------------------------------------------
Nexen Canada Ltd.   632130-5          /s/               13-01-05          Assistant      (403)
                                                                          Secretary      699-5282
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------
FOR DEPARTMENT USE ONLY.  A L'USAGE DU MINISTERE SEULEMENT
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
                                                                                             CANADA

                                  SCHEDULE "A"

                           TO ARTICLES OF AMALGAMATION

            The Corporation is authorized to issue two classes of shares, as hereinafter set forth.

1. Common Shares having attached thereto the rights, privileges, restrictions and conditions hereinafter set forth:

     (a) to vote at all meetings of shareholders, except meetings at which only holders of a specified class or series of shares are entitled to vote; and

     (b) subject to the rights, privileges, restrictions and conditions attaching, to other classes of shares of the Corporation, to receive any dividend declared by the Corporation on the Common Shares and to receive the remaining property of the Corporation upon dissolution.

2.   (a)    Class A Preferred Shares, issuable in series, having attached thereto, as a class, the rights, restrictions, conditions and limitations hereinafter set forth:

            (i)   ISSUABLE IN SERIES

                  The Class A Preferred Shares may at any time and from time to time be issued in one or more series, each series to consist of such number of shares as may, before the issue thereof, be determined by resolution of the board of directors of the Corporation.

            (ii)  RESOLUTION OF DIRECTORS

                  The board of directors of the Corporation shall (subject as hereinafter provided), by resolution duly passed before the issue of the Class A Preferred Shares of each series, fix the designation, rights, restrictions, conditions and limitations to be attached to the Class A Preferred Shares of such series, including, but without in any way limiting or restricting the generality of the foregoing, the rate or amount of cumulative preferential dividends, the date or dates and places of payment thereof, the date or dates from which such preferential dividends shall accrue, the rights and obligations, if any, of the Corporation to purchase the Class A Preferred Shares of such series and to redeem the same, the price and the terms and conditions of any such purchase or redemption, conversion rights, if any, the terms and conditions of any share purchase plan or sinking fund and the restrictions, if any, respecting the payment of dividends on any shares ranking junior to the Class A Preferred Shares, the whole subject to the filing of Articles of Amendment setting forth the designation, rights, restrictions, conditions and limitations to be attached to the Class A Preferred Shares of such series.

            (iii) DIVIDEND AND LIQUIDATION PREFERENCE

                  The Class A Preferred Shares of each series shall, with respect to priority in payment of dividends and in the distribution of assets in the event of liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary, or any other distribution of the assets of the Corporation among its shareholders for the purpose of winding up its affairs, be entitled to preference over the common shares of the Corporation and over any other shares ranking junior to the Class A Preferred Shares; and the Class A Preferred Shares of each series may also be given such other preferences over the said common shares and any other shares ranking junior to the Class A Preferred Shares as may be determined as to the respective series authorized to be issued.

            (iv)  PRIOR SHARES

                  The Corporation may, at any time or times and from time to time, create one or more classes of shares which, with respect to priority in payment of dividends or in the distribution of assets in the event of liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary, or any other distribution of the assets of the Corporation among its shareholders for the purpose of winding up its affairs rank on a parity with, or are entitled to a preference over, the Class A Preferred Shares, upon compliance with such restrictions, if any, as may be set forth in the rights, restrictions, conditions and limitations to be attached to the Class A Preferred Shares of each series at such time outstanding.

            (v)   RANK PARI PASSU

                  The Class A Preferred Shares of each series shall rank on a parity with the Class A Preferred Shares of every other series with respect to priority in payment of dividends and in the distribution of assets in the event of the liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary, or any other distribution of the assets of the Corporation among its shareholders for the purpose of winding up its affairs.

            (vi)  PARTICIPATE RATABLY

                  When any fixed cumulative dividends or amounts payable on a return of capital are not paid in full, the Class A Preferred Shares of all series shall participate ratably in respect of such dividends including accumulations, if any, in accordance with the sums which would be payable on the said Class A Preferred Shares if all such dividends were declared and paid in full, and on any return of capital in accordance with the sums which would be payable on such return of capital if all sums so payable were paid in full.

            (vii) VOTING RIGHTS

                  The holders of the Class A Preferred Shares shall not be entitled (except as hereinafter specifically provided) to receive notice of or attend any meeting of the shareholders of the Corporation and shall not be entitled to any vote at any such meeting unless and until four (4) quarterly dividends on the Class A Preferred Shares of any one (1) series shall remain outstanding and be unpaid, whether or not such dividends have been declared and whether or not there are any monies of the Corporation properly applicable to the payment of dividends. Thereafter, but only so long as any dividend on the Class A Preferred Shares of any series remains in arrears, the holders of Class A Preferred Shares shall be entitled to receive notice of and to attend all meetings of shareholders of the Corporation and shall be entitled to one (1) vote in respect of each Class A Preferred Share held and in addition shall be entitled, voting separately and exclusively as a class, to elect two (2) members of the board of directors of the Corporation. Nothing herein contained shall be deemed to limit the right of the Corporation from time to time to increase or decrease the number of its directors.

                  Notwithstanding anything contained in the by-laws of the Corporation, the term of office of all persons who may be directors of the Corporation at any time when the right to elect directors shall accrue to the holders of the Class A Preferred Shares, as herein provided, or who may be appointed as directors thereafter and before a meeting of shareholders shall have been held, shall terminate upon the election of directors at the next annual meeting of shareholders or at a general meeting of shareholders which may be held for the purpose of electing directors at any time after the accrual of such right to elect directors upon not less than fifteen (15) days' written notice and which shall be called by the Secretary of the Corporation upon the written request of the holders of record of at least one-tenth (1/10) of the outstanding Class A Preferred Shares; in default of the calling of such general meeting by the Secretary within fifteen (15) days after the mating of such request, such meeting may be called by any holder of record of Class A Preferred Shares.

                  Any vacancy or vacancies occurring among members of the board elected by the holders of Class A Preferred Shares voting separately and exclusively as a class, in accordance with the foregoing provisions, may be filled by the board of directors with the consent and approval of the remaining director elected by the holders of Class A Preferred Shares voting separately and exclusively as a class, but if there be no such vacancies; whether or not such vacancy or vacancies is or are so filled by the board, the holders of record of at least one-tenth (1/10) of the outstanding Class A Preferred Shares shall have the right to require the Secretary of the Corporation to call a meeting of the holders of Class A Preferred Shares for the purpose of filling the vacancy or vacancies or replacing either or both of the persons elected or appointed to fill such vacancy or vacancies and the provisions of the last preceding subparagraph with respect to the calling of any such meeting shall apply.

                  Notwithstanding the foregoing or anything contained in the by-laws of the Corporation, upon any termination of the said right to elect directors the term of office of the directors elected or appointed to represent the holders of the Class A Preferred Shares exclusively shall forthwith terminate.

            (viii) AMENDMENTS

                  The provisions of the preceding paragraphs (i) to (vii) inclusive, of this paragraph (viii) and of the following paragraph (ix) or any of them may be deleted, varied, modified, amended or amplified by Special Resolution but only with the prior approval of the holders of the Class A Preferred Shares given as hereinafter specified in addition to any other approval required by the CANADA BUSINESS CORPORATIONS ACT or such other statute, if any, as the Corporation may at any time be continued under.

            (ix)  APPROVAL OF SHAREHOLDERS

                  The approval of the holders of the Class A Preferred Shares with respect to any and all matters referred to herein may be given by compromise or arrangement under the CANADA BUSINESS CORPORATIONS ACT or, if permitted, by compromise or arrangement or analogous proceedings under such other statute, if any, under which the Corporation may from time to time be continued or may, subject to the provisions of the CANADA BUSINESS CORPORATIONS ACT or of such other statute, if any, as the Corporation may at any time be continued under, be given in writing by the holders of not less than two-thirds (2/3) of the Class A Preferred Shares for the time being outstanding or by resolution duly passed and carried by not less than two-thirds (2/3) of the votes cast on a poll at a meeting of the holders of the Class A Preferred Shares duly called and held for the purpose of considering the subject matter of such resolution and at which holders of not less than a majority of all Class A Preferred Shares then outstanding are present in person or represented by proxy in accordance with the by-laws of the Corporation; provided, however, that if at any such meeting, when originally held, the holders of at least a majority of all Class A Preferred Shares then outstanding are not present in person or so represented by proxy within thirty (30) minutes after the time fixed for the meeting, then the meeting shall be adjourned to such date, being not less than fifteen
                  (15) days later, and to such time and place, as may be fixed by the chairman of such meeting and at such adjourned meeting the holders of Class A Preferred Shares present in person or so represented by proxy, whether or not they hold more or less than a majority of all Class A Preferred Shares then outstanding, may transact the business for which the meeting was originally called, and a resolution duly passed and carried by not less than two-thirds (2/3) of the votes cast on a poll at such adjourned meeting shall constitute the approval of the holders of the Class A Preferred Shares hereinbefore mentioned. Notice of any such original meeting of the holders of the Class A Preferred Shares shall be given not less than fourteen (14) days prior to the date fixed for such meeting and shall specify in general terms the purpose for which the meeting is called, and notice of any such adjourned meeting shall be given at least ten (10) days prior to the date fixed for such adjourned meeting, but it shall not be necessary to specify in such notice the purpose for which the adjourned meeting is called. The formalities to be observed with respect to the giving of notice of any such original meeting or adjourned meeting and the conduct thereof shall be those from time to time prescribed in the by-laws of the Corporation with respect to meetings of shareholders. On every poll taken at any such original meeting or adjourned meeting the holders of Class A Preferred Shares present in person or so represented by proxy shall be entitled to one (1) vote in respect of each Class A Preferred Share held by each of such holders respectively.

     (b) 1,000,000 Class A Preferred Shares, issued as the first series of Class A Preferred Shares, are designated as 10% Cumulative Redeemable Class A Preferred Shares, First Series (hereinafter referred to as "Preferred Shares, First Series"). The rights, restrictions, conditions and limitations attached to the Preferred Shares, First Series, in addition to the rights, restrictions, conditions and limitations attached to the Class A Preferred Shares as a class, are as follows:

            (i)   FIXED DIVIDENDS

                  The holders of Preferred Shares, First Series shall be entitled to receive and the Corporation shall pay thereon as and when declared by the board of directors of the Corporation out of the moneys of the Corporation properly applicable to the payment of dividends fixed cumulative preferential cash dividends at the rate of ten percent (10%) per annum of the amount paid up thereon, such dividends to accrue from the date of issue and to be payable quarterly on the first (1st) days of January, April, July and October in each year, adjusted to avoid payment of any fraction of a cent. Any dividends declared on Preferred Shares, First Series will be paid (except in the case of a purchase for cancellation or redemption in which case payment of dividends will be made upon surrender of the certificates representing the Preferred Shares, First Series to be purchased for cancellation or redeemed) by forwarding by prepaid post, addressed to each holder of Preferred Shares, First Series at his address as it appears on the books of the Corporation, or in the case of joint holders to the address of that one whose name stands first in the books of the Corporation as one of such joint holders, a cheque for such dividends (less any tax required to be deducted) payable to the order of such holder or, in the case of joint holders, to the order of all such holders failing written instructions from them to the contrary. The forwarding of any such cheque shall satisfy such dividends to the extent of the sum represented thereby (plus the amount of tax required to be deducted as aforesaid) unless such cheque is not paid on presentation. Each dividend on the Preferred Shares, First Series shall be paid to the registered holders appearing on the register at the close of business on such day (which shall not be more than thirty (30) days preceding the date fixed for payment of such dividend) as may be determined from time to time by the board of directors of the Corporation. If on any dividend payment date the dividends payable on such date are not paid in full on all of the Preferred Shares, First Series then issued and outstanding, such dividends or the unpaid part thereof shall be paid on a subsequent date or dates determined by the board of directors of the Corporation on which the Corporation shall have sufficient moneys properly applicable to the payment of same.

            (ii)  RIGHTS ON LIQUIDATION

                  In the event of the liquidation, dissolution or winding-up of the Corporation or other distribution of assets of the Corporation among its shareholders for the purpose of winding up its affairs the holders of Preferred Shares, First Series shall be entitled to receive the amount paid up on such shares together with all accrued and unpaid preferential dividends thereon (which for such purpose shall be calculated as if such dividends were accruing for the period from the expiration of the last quarterly period for which dividends have been paid up to the date of such distribution) before any amount shall be paid or any property or assets of the Corporation distributed to the holders of Common Shares or shares of any other class ranking junior to the Preferred Shares, First Series. After payment to the holders of Preferred Shares, First Series of the amounts so payable to them they shall not be entitled to share in any further distribution of the property or assets of the Corporation.

            (iii) PURCHASE FOR CANCELLATION

                  Subject to the provisions of the CANADA BUSINESS CORPORATIONS ACT and to the rights, restrictions, conditions and limitations attaching to the Preferred Shares, First Series the Corporation may at any time or times purchase (if obtainable) for cancellation, in accordance with the CANADA BUSINESS CORPORATIONS ACT, all or any of the Preferred Shares, First Series outstanding from time to time in the market (including purchase through or from an investment dealer or firm holding membership on a recognized stock exchange) or by invitation for tenders addressed to all the holders of record of the Preferred Shares, First Series outstanding at the lowest price or prices at which in the opinion of the board of directors of the Corporation such shares are obtainable but not exceeding twenty-seven dollars and fifty cents ($27.50) if such purchase is made before January 1, 1982 and, if made on or after such date, then not exceeding the price at which, at the date of purchase, such shares would be redeemable, together in all cases with all accrued and unpaid cumulative preferential dividends thereon, calculated as if such dividends were accruing on a day-to-day basis from the expiration of the last quarterly period for which dividends thereon have been paid up to the date of purchase, together in all cases with costs of purchase. If upon any invitation for tenders under the provisions of this clause the Corporation shall receive tenders of Preferred Shares, First Series at the same lowest price which the Corporation may be willing to pay in an aggregate number greater than the number for which the Corporation is prepared to accept tenders, the Preferred Shares, First Series so tendered shall be purchased as nearly as may be pro rata (disregarding fractions) according to the number of Preferred Shares, First Series so tendered by each of the holders of Preferred Shares, First Series who submitted tenders at the same said lowest price. From and after the date of purchase of any Preferred Shares, First Series under the provisions of this clause (iii) the Preferred Shares, First Series so purchased shall be cancelled and, if purchased out of capital, the authorized and the issued capital of the Corporation shall be thereby decreased.

            (iv)  QUARTERLY PURCHASE OBLIGATION

                  The Corporation shall, in each calendar quarter (herein sometimes called an "Initial Calendar Quarter") beginning with the quarter commencing October 1, 1977 purchase for cancellation twelve thousand five hundred (12,500) Preferred Shares, First Series (the "Basic Quarterly Requirement") in the manner provided for in clause (iii) hereof, if and to the extent that such Shares are available for purchase at a price or prices (excluding all accrued and unpaid cumulative preferential dividends thereon calculated as provided in the said clause (iii) hereof and all costs of purchase) not exceeding twenty-five dollars ($25) per share. The obligation of the Corporation to purchase in each calendar quarter the Basic Quarterly Requirement of Preferred. Shares, First Series shall be cumulative during each of the next succeeding seven calendar quarters so that the number of Preferred Shares, First Series to be purchased in any calendar quarter shall be increased by the number of Preferred Shares, First Series which the Corporation was unable to purchase during the seven preceding calendar quarters. If, after using all reasonable efforts, the Corporation is unable in any calendar quarter, after having met all obligations hereunder carried forward into such calendar quarter, to purchase the Basic Quarterly Requirement of Preferred Shares, First Series and, during the next succeeding seven calendar quarters is unable to purchase that number of Preferred Shares, First Series, which is equal to the number by which it has fallen short of its said obligation hereunder, then at the end of the seventh calendar quarter following the Initial Calendar Quarter in question the Corporation's obligation to purchase Preferred Shares, First Series with respect to the initial Calendar Quarter in question shall be extinguished and the Corporation shall be under no further obligation to purchase Preferred Shares, First Series in respect of such Initial Calendar Quarter. Purchases of Preferred Shares, First Series made pursuant to this obligation during any calendar quarter shall be credited first against the oldest such obligation then outstanding, in succession, and last in satisfaction of the Basic Quarterly Requirement hereunder in respect of the calendar quarter in which such purchase occurred.

                  The Corporation's obligation to purchase Preferred Shares, First Series pursuant to this clause (iv) shall be suspended during any period in which such purchase would be contrary to the rights, restrictions, conditions and limitations attaching to the Preferred Shares, First Series or to any applicable law or during any period in which such purchase would constitute a breach by the Corporation of the provisions of any indenture or other instrument securing any indebtedness of the Corporation (other than indebtedness to an affiliate of the Corporation), but such obligation shall cease to be suspended as soon as such purchase would no longer contravene such rights, restrictions, conditions and limitations, or contravene such law, or constitute a breach of any such indenture or other instrument. In the event of the winding-up or dissolution of the Corporation the provisions of this clause (iv) shall be null and void and of no effect.

            (v)   REDEMPTION

                  Subject to the provisions of the CANADA BUSINESS CORPORATIONS ACT and to the rights, restrictions, conditions and limitations attached to the Preferred Shares, First Series, the Corporation may on or after January 1, 1982 at its option at any time redeem the whole or from time to time any part of the Preferred Shares, First Series outstanding in the manner provided for in the CANADA BUSINESS CORPORATIONS ACT on payment for each share to be redeemed of

                  $26.25 if redeemed on or before December 31, 1982,

                  $26.00 if redeemed thereafter and on or before December 31, 1983,

                  $25.75 if redeemed thereafter and on or before December 31, 1984,

                  $25.50 if redeemed thereafter and on or before December 31, 1985,

                  $25.25 if redeemed thereafter and on or before December 31, 1986, and

                  $25.00 if redeemed thereafter,

                  together with all accrued and unpaid cumulative preferential dividends thereon (which for such purpose shall be calculated as if such dividends were accruing on a day-to-day basis from the expiration of the last quarterly period for which dividends have been paid up to the date of such redemption). If part only of the then outstanding Preferred Shares, First Series is at any time to be redeemed, the shares so to be redeemed shall be selected in such manner as is prescribed by a resolution of the board of directors of the Corporation. From and after the date of redemption of any Preferred Shares, First Series under the provisions of this clause the Preferred Shares, First Series so redeemed shall be cancelled and, if redeemed out of capital, the authorized and issued capital of the Corporation shall be thereby decreased; provided, however, that no such redemption shall take place under the provisions of this clause (v) when the Corporation is insolvent or when such redemption would render the Corporation insolvent.

                  The Corporation may not redeem the Preferred Shares, First Series at any time if any part of the redemption price which constitutes a repayment of paid-up capital (as that term is defined in the INCOME TAX ACT) would for the purposes of the INCOME TAX ACT be deemed to have been paid as a dividend by reason of the paid-up capital limit (as that term is defined in the said Act) of the Corporation being less than the paid-up capital in respect of those shares so to be redeemed.

                  In any case of a redemption of Preferred Shares, First Series under the provisions of this clause (v), the Corporation shall at least thirty (30) days before the date specified for redemption mail to each person who at the date of mailing is a registered holder of Preferred Shares, First Series to be redeemed, a notice in writing of the intention of the Corporation to redeem such Preferred Shares, First Series. Such notice shall be mailed postage prepaid addressed to each such shareholder at his address as it appears in the books of the Corporation or in the event of the address of any such shareholder not so appearing then to the last known address of such shareholder; provided, however, that accidental failure to give any such notice to one (1) or more of such holders shall not affect the validity of such redemption as to the other holders. Such notice shall set out the redemption price and the date on which redemption is to take place and if part only of the Preferred Shares, First Series held by the person to whom it is addressed is to be redeemed the number thereof so to be redeemed. On or after the date so specified for redemption the Corporation shall pay or cause to be paid to or to the order of the registered holders of Preferred Shares, First Series to be redeemed the redemption price on presentation and surrender, at the head office of the Corporation or at any office of the transfer agent for the Preferred Shares, First Series from time to time at which a transfer register or branch transfer register is maintained by such transfer agent in respect of the Preferred Shares, First Series, of the certificates representing the Preferred Shares, First Series called for redemption. If part only of the shares represented by any certificate be redeemed, a new certificate for the balance of the shares represented by the certificate presented and surrendered shall be issued at the expense of the Corporation. From and after the date on which redemption is to take place as specified in any such notice, the Preferred Shares, First Series called for redemption shall cease to be entitled to dividends and the holders thereof shall not be entitled to exercise any of the rights of shareholders in respect thereof unless payment of the redemption price shall not be made upon presentation of certificates in accordance with the foregoing provisions, in which case the rights of the holders shall remain unaffected. The Corporation has the right at any time after the mailing of notice of its intention to redeem any Preferred Shares, First Series, as aforesaid, to deposit the redemption price of the shares so called for redemption or of such of the said shares represented by certificates which have not at the date of such deposit been surrendered by the holders thereof in connection with such redemption (together with accrued and unpaid cumulative preferential dividends payable thereon pursuant to this clause
                  (v)) to a special account in any chartered bank or any trust company named in such notice, to be paid without interest to or to the order of the respective holders of such Preferred Shares, First Series called for redemption, upon presentation and surrender to such bank or trust company of the certificates representing the same and upon such deposit being made or upon the date specified for redemption in such notice, whichever is the later, the Preferred Shares, First Series in respect of which such deposit shall have been made shall be deemed to be redeemed and shall be cancelled and the rights of the holders thereof after such deposit or such redemption date, as the case may be, shall be limited to receiving without interest their proportionate part of the total redemption price (together with accrued and unpaid cumulative preferential dividends payable thereon pursuant to this clause
                  (v)) so deposited against presentation and surrender of the said certificates held by them respectively.

            (vi)  RESTRICTIONS ON PAYMENT OF DIVIDENDS AND REDUCTION OF CAPITAL

                  The Corporation shall not declare, pay or set apart for payment any dividends (other than stock dividends in shares of the Corporation ranking junior to the Preferred Shares, First Series) on any shares of the Corporation ranking junior to the Preferred Shares, First Series, nor shall the Corporation call for redemption or purchase for cancellation or make any capital distribution in respect of any shares of the Corporation ranking junior to the Preferred Shares, First Series, nor shall the Corporation call for redemption or purchase for cancellation less than all. the Preferred Shares, First Series or any other Class A Preferred Shares or any other preferred shares ranking on a parity with the Class A Preferred Shares, unless, at the date of such action, all dividends then payable on all of the Class A Preferred Shares and any other preferred shares ranking on a parity with the Class A Preferred Shares, then issued and outstanding, shall have been declared and paid.

                  The Corporation shall not, without the approval of the holders of the Preferred Shares, First Series given as hereinafter specified, declare, pay or set apart for payment any dividends (other than stock dividends in shares of the Corporation ranking junior to the Preferred Shares, First Series) on any shares of the Corporation ranking junior to the Preferred Shares, First Series or call for redemption or purchase for cancellation or make any capital distribution in respect of any shares of the Corporation ranking junior to the Preferred Shares, First Series (except out of the net cash proceeds of a substantially concurrent issue of shares of the Corporation ranking junior to the Preferred Shares, First Series), or pay any tax under Part IX of the INCOME TAX ACT, unless, after giving effect to such action, the sum of:

                  (A) all amounts declared and paid subsequent to October 1, 1976 as dividends (other than stock dividends in shares of the Corporation ranking junior to the Preferred Shares, First Series) on all shares of all classes of the Corporation,

                  (B) all amounts paid subsequent to October 1, 1976 on or in connection with any redemption, purchase for cancellation or capital distribution in respect of shares of the Corporation ranking junior to the Preferred Shares, First Series, and

                  (C)   all amounts paid subsequent to October 1, 1976 under
                        Part IX of the INCOME TAX ACT,

                  would not exceed the aggregate of the Consolidated Net Earnings of the Corporation and its Subsidiaries earned subsequent to December 31, 1975, plus Three Million Four Hundred Thousand Dollars ($3,400,000).

            (vii) CREATION AND ISSUE OF ADDITIONAL SHARES

                  So long as any of the Preferred Shares, First Series is outstanding, the Corporation shall not, without, the prior approval of the holders of the Preferred Shares, First Series given as hereinafter provided, create any shares ranking prior to the Preferred Shares, First Series.

                  So long as any of the Preferred Shares, First Series is outstanding, the Corporation shall not, without the prior approval of the holders of the Preferred Shares, First Series given as hereinafter provided, issue any Class A Preferred Shares in addition to the Preferred Shares, First Series or issue any other preferred shares ranking prior to or on a parity with the Preferred Shares, First Series unless:

                  (A) the Consolidated Net Earnings (excluding extraordinary items) of the Corporation and its Subsidiaries for any 12 consecutive calendar months out of the 18 calendar months next preceding the date of issue of such additional shares shall have been at least equal to three (3) times the aggregate annual dividend requirements on all Preferred Shares, First Series and all other preferred shares ranking prior to or on a parity with the Preferred Shares, First Series to be outstanding after the issue of such additional shares;

                  (B) the Consolidated Net Tangible Assets of the Corporation and its Subsidiaries immediately after giving effect to such issue are at least equal to twice the aggregate amount paid up on all Preferred Shares, First Series and all other preferred shares ranking prior to or on a parity with the Preferred Shares, First Series to be outstanding after the issue of such additional shares; and

                  (C) all dividends then payable on the Preferred Shares, First Series and on all other preferred shares ranking prior to or on a parity with the Preferred Shares, First Series shall have been declared and paid or set apart for payment.

            (viii) CERTAIN DEFINITIONS

                  In these provisions the following terms will have the following meanings:

                  (A) "CALENDAR QUARTER" means a period of three calendar months commencing on the first day of January, April, July or October.

                  (B) "CANADA BUSINESS CORPORATIONS ACT" means the CANADA BUSINESS CORPORATIONS ACT, Statutes of Canada, 1974-1975, Chapter 33, as the same may, from time to time, be amended, re-enacted or replaced and includes any such amending, re-enacting or replacing statute or any other statute, whether federal, provincial or otherwise, which is applicable to the Corporation by enactment or by continuation of the Corporation thereunder.

                  (C) "CONSOLIDATED NET EARNINGS OF THE CORPORATION AND ITS SUBSIDIARIES" means the aggregate of the net incomes of the Corporation and its Subsidiaries determined on a consolidated basis in accordance with generally accepted accounting principles.

                  (D) "CONSOLIDATED NET TANGIBLE ASSETS OF THE CORPORATION AND ITS SUBSIDIARIES" means the excess of the total of the assets of the

                        Corporation and its Subsidiaries (other than intangible assets) over the total of the liabilities of the Corporation and its Subsidiaries (including deferred income taxes, if any, but excluding contingent liabilities except to such extent, if any, as the directors in their discretion shall determine that special provision should be made in the accounts for meeting such contingent liabilities and excluding liabilities for capital stock, capital surplus and retained earnings) determined on a consolidated basis in accordance with generally accepted accounting principles.

                  (E) The Corporation shall be deemed to be affiliated with another body corporate if one is the subsidiary of the other or both are subsidiaries of the same body corporate or each is controlled by the same person. If the Corporation and another body corporate are each affiliated with the same body corporate at the same time, then the Corporation and the first such body corporate shall be deemed to be affiliated with each other. A body corporate is deemed to be controlled by a person if shares of the body corporate carrying voting rights sufficient to elect a majority of the directors of the body corporate are held, directly or indirectly, other than by way of security, by or on behalf of that person. A body corporate is a subsidiary of another if it is controlled by that other body corporate.

                  (F) "INCOME TAX ACT" means the INCOME TAX ACT, Revised Statutes of Canada, 1952, Chapter 148, as amended, and in particular as amended by Statutes of Canada, 1970-71-72, Chapter 63, as the same may from time to time be amended, re-enacted or replaced.

                  (G) "IN PRIORITY TO", "ON A PARITY WITH" and "JUNIOR TO" have reference to the order of priority in. payment of dividends and in the distribution of assets in the event of any liquidation, dissolution or winding-up of the Corporation or other distribution of its assets among its shareholders for the purpose of winding up its affairs, whether voluntary or involuntary.

           (ix)   DIRECTORS' DETERMINATION

                  The directors may from time to time determine Consolidated Net Earnings of the Corporation and its Subsidiaries and Consolidated Net Tangible Assets of the Corporation and its Subsidiaries, in each case as of or up to a date not more than two hundred and fifteen (215) days prior to the making of such determination and may determine such Consolidated Net

                  Earnings of the Corporation and its Subsidiaries or Consolidated Net Tangible Assets of the Corporation and its Subsidiaries, to be not less than a stated amount or amounts without determining the exact amount thereof. In making such determination the directors shall consider and may rely on the last available audited consolidated balance sheet of the Corporation and its Subsidiaries and may consider and rely on the last available unaudited consolidated balance sheet of the Corporation and its Subsidiaries and/or the last available unaudited balance sheet of the Corporation or of any Subsidiary prepared by the accounting officers of the Corporation and any other financial statement, report or other data which they may consider reliable, provided that the directors shall not make any such determination on the basis of any balance sheet, statement, report or other data if to their knowledge any event has happened which would materially and adversely affect the amount to be determined on such basis. Upon any determination having been made by the directors under the provisions hereof the Consolidated Net Earnings of the Corporation and its Subsidiaries and Consolidated Net Tangible Assets of the Corporation and its Subsidiaries, as the case may be, as at or up to any date within a period of two hundred and fifteen (215) days following the date as of or up to which such determination is made (unless any further determination of such Consolidated Net Earnings of the Corporation and its Subsidiaries, or Consolidated Net Tangible Assets of the Corporation and its Subsidiaries, as the case may be, is so made within the said period) shall be conclusively deemed to be not less than the amount or respective amounts stated in such determination and such determination shall be conclusive and binding upon the Corporation and the holders of the Preferred Shares, First Series, provided that no action shall be taken or authorized by the directors on the basis of any such determination at any time after to their knowledge any event has happened which would materially and adversely affect the amount or respective amounts so determined, without making a new determination thereof.

            (x)   AMENDMENTS

                  The provisions of the immediately preceding clauses, (i) to
                  (ix) inclusive, of this clause (x) and of the following clause
                  (xi), or any of them may be deleted, varied, modified, amended or amplified by Special Resolution but only with the prior approval of the holders of the Preferred Shares, First Series given as hereinafter specified, in addition to any other approval required by the CANADA BUSINESS CORPORATIONS ACT.

            (xi)  APPROVAL OF SHAREHOLDERS

                  The approval of the holders of the Preferred Shares, First Series with respect to any and all matters referred to herein may be given by compromise or arrangement under the CANADA BUSINESS CORPORATIONS ACT or may, subject to the provisions of the CANADA BUSINESS CORPORATIONS ACT, be given in writing by the holders of not less than two-thirds (2/3) of the Preferred Shares, First Series for the time being outstanding or by resolution duly passed and carried by not less than two-thirds (2/3) of the votes cast on a poll at a meeting of the holders of the Preferred Shares, First Series, duly called and held for the purpose of considering the subject matter of such resolution and at which holders of not less than twenty-five percent (25%) of all Preferred Shares, First Series then outstanding are present in person or represented by proxy in accordance with the by-laws of the Corporation, provided, however, that if at such meeting when originally held, the holders of at least twenty-five percent (25%) of all Preferred Shares, First Series then outstanding are not present in person or so represented by proxy within thirty (30) minutes after the time fixed for the meeting, then the meeting shall be adjourned to such date, being not less than fifteen (15) days later, and to such time and place as may be fixed by the chairman of such meeting and, at such adjourned meeting, the holders of Preferred Shares, First Series present in person or so represented by proxy, whether or not they hold more or less than twenty-five percent (25%) of all Preferred Shares, First Series then outstanding, may transact the business for which the meeting was originally called, and a resolution duly passed and carried thereat by not less than two-thirds (2/3) of the votes cast on a poll at such adjourned meeting shall constitute the approval of the holders of the Preferred Shares, First Series hereinbefore mentioned. Notice of any such original meeting of the holders of the Preferred Shares, First Series shall be given not less than fourteen (14) days prior to the date fixed for such meeting and shall specify in general terms the purpose for which the meeting is called, and notice of any such adjourned meeting shall be given not less than ten (10) days prior to the date fixed for such adjourned meeting but, it shall not be necessary to specify in such notice the purpose for which the adjourned meeting is called. The formalities to be observed with respect to the giving of notice of any such original meeting or adjourned meeting and the conduct thereof shall be those from time to time prescribed in the by-laws of the Corporation with respect to meetings of the shareholders. On every poll taken at any such original meeting or adjourned meeting the holders of Preferred Shares, First Series present in person or so represented by proxy shall be entitled to one (1) vote in respect of each Preferred Share, First Series held by each of such holders respectively.